UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2022 (October 28, 2022)

Mobileye Global Inc.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Mobileye B.V.

Har Hotzvim, 13 Hartom Street

P.O. Box 45157

Jerusalem 9777513, Israel

+972-2-541-7333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s)	Name of exchange on which registered
Class A common stock, $0.01 par value	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on October 28, 2022, Mobileye Global Inc., a Delaware corporation (the “Company”), closed its initial public offering (the “IPO”) of 41,000,000 shares of Class A common stock, par value $0.01 per share, of the Company (“Class A Common Stock”) at an initial public offering price of $21.00 per share (the “IPO Price Per Share”) pursuant to the Company’s Registration Statements on Form S-1 (File No. 333-267685) and Form S-1 MEF (File No. 268009) (collectively, the “Registration Statements”). Also as previously disclosed, concurrently with the closing of the IPO, the Company closed its sale of 4,761,905 shares of Class A Common Stock in a private placement not registered under the Securities Act of 1933, as amended, to General Atlantic (ME), L.P., a Delaware limited partnership, at the IPO Price Per Share (the “Concurrent Private Placement”).

In connection with the IPO, the Company granted the underwriters in the IPO (the “Underwriters”) an option for thirty days from October 25, 2022 to purchase up to 6,150,000 additional shares of Class A Common Stock (the “Option Shares”) at the IPO Price Per Share less underwriting discounts and commissions (the “Option”). On October 28, 2022, the Underwriters exercised the Option in full, and, pursuant thereto, on November 1, 2022, the Company closed its sale to the Underwriters of the Option Shares. The net proceeds to the Company from the Concurrent Private Placement and the IPO, including the exercise of the Option, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, is approximately $1.0 billion. A significant portion of the net proceeds is being used for repayment on a note owed to the Company’s parent company, Intel Corporation, a Delaware corporation, and the Company intends to use the remaining net proceeds for working capital and general corporate purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBILEYE GLOBAL INC.

By:	/s/ Anat Heller
	Name:	Anat Heller
	Title:	Chief Financial Officer

Date: November 1, 2022